UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2025

Carlyle Credit Income Fund
(Exact name of registrant as specified in its charter)

Delaware	811-22554	45-2904236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Address of Principal Executive Offices, Zip Code)
(212) 813-4900
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	CCIF	New York Stock Exchange
Preferred Shares	CCIA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition.
On May 20, 2025, Carlyle Credit Income Fund (the “Fund”) issued a summary press release and a detailed earnings presentation announcing its second quarter 2025 financial results. Copies of the summary press release and the earnings presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.
The information disclosed under this Item 2.02, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01 – Other Events.
On May 19, 2025, Brian Marcus, a Class I Trustee of the Board of Trustees (the “Board”) of Carlyle Credit Income Fund (the “Fund”) and a Managing Director of Carlyle Global Credit Investment Management L.L.C. (the “CGCIM”) informed the Board that he is resigning from the Board, effective as of such date. Mr. Marcus remains in his role as a Managing Director at CGCIM.
On May 19, 2025, the Board appointed Nishil Mehta as a Class I trustee to fill the vacancy created by Mr. Marcus’s resignation.
Nishil Mehta is a Managing Director and has served as the Fund's principal executive officer since February 2025 and as a portfolio manager of the Fund since July 2023. Mr. Mehta is a Managing Director at CGCIM leading the firm's structured credit investments. He is based in New York. Prior to joining Carlyle in May 2022, Mr. Mehta was a Managing Director at First Eagle where he was the co-portfolio manager for the firm's structured credit investments. Prior to joining First Eagle, Nishil was a Managing Director at Prospect Capital where he was responsible for the firm's $2.5 billion of investments in CLO mezzanine debt and CLO equity and served as portfolio manager to Priority Income Fund, Inc., a closed-ended management investment company that primarily invests in the equity tranche of CLOs. He was also the Head of Capital Markets spearheading over $8 billion of debt and equity capital raised for the firm's Investment Company Act of 1940, as amended, funds. Earlier in his career, Mr. Mehta worked at CIT Asset Management and Wachovia Securities. Mr. Mehta received his BBA from Goizueta Business School at Emory University with Honors.
Item 9.01 – Financial Statements and Exhibits.
Exhibits 99.1 and 99.2 shall be deemed furnished herewith.
(d)Exhibits:

Exhibit Number	Description

99.1	Summary earnings press release of Carlyle Credit Income Fund, dated March 31, 2025.
99.2	Earnings presentation of Carlyle Credit Income Fund, dated March 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLYLE CREDIT INCOME FUND
(Registrant)

Dated: May 20, 2025	By:	/s/ Nelson Joseph
Name: Nelson Joseph
Title: Principal Financial Officer